CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 1 Click to edit Master title style Expertise in Aerospace Technologies Expertise in Aerospace Technologies NobleCon15 - Noble Capital Markets' 15 th Annual Institutional Emerging Growth Investor Conference January 28, 2019 NYSE American : CVU

2 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 2 Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on March 22 , 2018 , and Form 10 - Q for the three - month periods ended March 31 , 2018 , June 30 , 2018 and September 30 , 2018 available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . Adoption of Accounting Standards Codification Topic 606 Effective January 1 , 2018 , the Company adopted Accounting Standards Codification Topic 606 Revenue from Contracts with Customers (“ASC 606 ”) using the modified retrospective method . Revenue recognition on all of the Company’s contracts did not change materially as a result of the adoption of ASC 606 . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . Disclosure Statements

CPI Aerostructures - At A Glance


Wing Structures

Engine Inlet Assemblies

EW/ISR Pods

Kitting & Supply Chain Management


Kitting & Supply Chain Management

TTM: $82.2M
REVENUE*

$442.2M
TOTAL BACKLOG**

40
YEARS

171,000ft²
FACILITIES

256+
ACTIVE SUPPLIERS

65/35
DEFENSE/COMMERCIAL

225
EMPLOYEES***

11.7M
Shares Outstanding

$81.9M
Market Capitalization

*12-month period ended 9/30/18
** At 9/30/18
*** As of 12/31/2018; exclusive of ~60 employees added through acquisition of Welding Metallurgy, Inc.

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 4 4 CPI Aerostructures – Investment Highlights Unique Tier 1 Strategy in the Aerospace & Defense Supply Chain 1 Broad Product and Services Portfolio 2 Robust Bid Pipeline and Improving Defense Outlook 3 Large and Diversified Backlog Drives Strong Visibility, with Defense Contracts Comprising 83% 1 4 Improved Productivity Leading to Cash Flow Generation 5 Supplementing Growth Through Acquisitions 6 Experienced Management Team 7 1 Backlog at 9/30/18

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 5 Supplementing Growth through Acquisitions - Welding Metallurgy, Inc. (WMI) Specialty Welding Tube Bending Wiring / Cables / Harnesses Products deployed on a wide range of prominent military aircraft • Adds complementary customers, programs and capabilities • Broadens technical capabilities and diversifies aerosystems assemblies • Significantly increases content on key defense programs, e.g., E - 2D Advanced Hawkeye, F - 35, UH - 60 Blackhawk, Sikorsky CH - 53K • Adds to CPI Aero’s growing bid pipeline of larger and more complex programs • Closed on December 20, 2018 • Purchase price of $9.0 million excluding working capital adjustments Provider of metallurgical engineering and welding services Manufacturer of components for various sub - sectors of the military and commercial aerospace industries

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 6 CPI Aero is…. Tier 3 Tier 1 Tier 2 OEM Components or detailed parts Manufacture subassemblies Manufacture aircraft sections Final assembly, finish and delivery Tier 1 to: Tier 2 to: Goal: Protect & Grow Our Tier 1 Programs Prime to: 6 x NOT a parts manufacturer trying to move up the value - added chain x Use suppliers to manufacture 100% of components Unique Business Model focused on Mixed Commodity Assembly

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 7 Broadened Scope of Capabilities – Committed to Operational Excellence • Program Management • Manufacturing Engineering » Reverse Engineering » Tool Design and Fabrication » Bonding of components » Finishing and Polishing of assemblies • Global Supply Chain Management • Assembly and Integration of Complex Structures • Quality Inspection and Testing • Welding, Tube Bending, Electrical Harness Fab

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 8 8 AEROSTRUCTURES AEROSYSTEMS UTAS DB - 110 NGC ALMDS NGC AN / ASQ - 236 Raytheon NGJ Mid - Band UTC TacSAR KITTING & SCM Wings Inlets / Nacelles MRO Secondary Structures Wings Primary Structures Secondary Structures Pods Special Products Sikorsky UH - 60 Fuel Panels Lockheed F - 35 Lock Assys. Lockheed F - 35 Canopy Drive Shafts Raytheon SEASPARROW Launch Control Electronics NGC E - 2 / C - 2 OWP U.S. Government F - 16 MRO T - 38C Pacer Classic III Sikorsky S - 92 Kits Embraer E - 175 E2 Triumph G650 Cessna Citation X+ Boeing A - 10 Unspecified Missile Embraer Phenom 300 HondaJet Elite Bell AH - 1Z Viper Sikorsky UH - 60 Sikorsky UH - 60 Stabilators Sikorsky MH - 53 Tow Hooks Sikorsky UH - 60 Gunner Window Assys. Spirit CH - 53K Step & Rack Assys . E - 2D Aerial Refueling Probe Defense Commercial Manufacturer of aerospace structural assemblies and integrated systems for the defense and commercial markets; Strong defense portfolio with a good balance between modernization and readiness Diverse Product and Services Portfolio

Growing Business Momentum

Aerostructures				Aerosystems				Kitting & SCM
Sikorsky UH-60M Black Hawk	**Bell / Textron AH-1Z Viper**	**Sikorsky UH-60M Black Hawk***	**HondaJet Elite**	**Sikorsky UH-60M Black Hawk**	**Raytheon SEASPARROW***	**Raytheon NGJ Mid-Band**	**Lockheed Martin F-35 Lightning II**	**Embraer E175-E2**
								
• $8.2M, five-year supply contract • Provides for the manufacture of gunner window assemblies • Continues relationship with Sikorsky on Black Hawk gunner window assemblies beginning in 2010	• Potential contract value of $18.6M through 2021 to manufacture engine cowl and support assemblies • Continues relationship with Bell on the AH-1Z Viper beginning in 2011	• Welded assemblies through contract with GKN Aerospace • Includes welded engine inlet assembly and other components	• Received a long-term agreement to manufacture the noise attenuating engine inlet • CPI Aero has manufactured engine inlet assemblies for the original HondaJet aircraft since 2011	• $21.0M, five-year supply contract • Provides for the manufacture of fuel panel assemblies • CPI Aero has been producing fuel panel assemblies for the UH-60M since 2010	• Turnkey electronics integration solutions for guided missile system • WMI program that also includes production of wire harnesses and integration into electronics cabinet	• Contract valued at nearly $170.0M through 2030 • CPI Aero to assemble the pod structural housing, air management system, and additional systems integration	• $15.8M, four-year supply contract to manufacture canopy actuation drive shaft assemblies • CPI Aero's second contract with Lockheed Martin for structural assemblies on the F-35	• Contract valued at ~$16.0M • First contract for a civilian airliner in over two decades • Supplies various structural components used in the manufacture of engine pylon fairings • Continues relationship with Embraer on its Phenom 300

*Key WMI contracts

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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Driven by Renewed Strength in Defense Budget

Presence on prominent defense programs with strong funding
Defense market focus yielding large, diversified, and growing backlog

U.S Government F-16 Falcon	Northrop Grumman T-38C Talon Trainer	Lockheed Martin F-35 Lightning II Lock Assys.	NGC Japan E-2D Hawkeye	Raytheon Next Generation Jammer Mid-Band	Bell / Textron AH-1Z Viper
$53.5M	$49.0M	$10.6M	$25.0 – 30.0M	$170.0M+	$18.6M
					
Announced November 2014	Announced February 2015	Announced July 2015/Dec. 2018	Announced Jan. 2016/Feb. 2018	Announced July 2016/August 2018	Announced Jan. 2017/March 2018
Contract Period 2014 – 2020	Contract Period 2015 – 2021	Contract Period 2015 – 2024	Contract Period 2016 – 2019	Contract Period 2016 – 2030	Contract Period 2017 – 2021

Sikorsky UH-60M Black Hawk Fuel Panels	Sikorsky UH-60M Black Hawk Gunner Windows	Lockheed Martin F-35 Lightning II Drive Shaft	Missile Platform	Special Purpose Helicopter	Follow-on Contract w/ Existing Customer
$21.0M	$8.2M	$15.8M	$ Undisclosed	$1.0M (approx.)	$47.5M (expected)
					
Announced July 2017	Announced September 2017	Announced November 2017	Announced October 2018	Announced October 2018	Announced October 2018
Contract Period 2018 – 2022	Contract Period 2018 – 2022	Contract Period 2018 – 2022	Contract Period 2019 – 2020	Contract Period 2019 – 2020	Contract Period 2019 – 2024

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 11 ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 Large and Diversified Backlog Drives Strong Visibility Defense Commercial Potential to collectively generate revenue of $ 442.2* million during the remaining periods of performance Long contract periods of performance provide exceptional revenue visibility beyond 2022 Next Generation Jammer Increment 1 Pod T - 38C Talon Trainer * At 9/30/18 ** Not included in 9/30/18 backlog Unnamed Platform** Unnamed Customer/Unnamed Helicopter Platform** New Customer/Missile Wing** E175 - E2 HondaJet Phenom 300 F - 35 Locks UH - 60 Black Hawk MH - 53E Sea Dragon F - 35 Drive Shaft S - 92 AH - 1Z Viper F - 16 Gulfstream G650 E - 2D & C - 2A Japan E - 2D Cessna Citation X+ CH - 148

12 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 12 Welding Metallurgy Inc. – Integration Update and Unaudited Select Financials • Integration of WMI operations into CPI Aero’s Edgewood, N.Y. facility is expected to be completed by March 31, 2019 • Estimated FY18 revenue of approximately $11.0 million • Backlog: » January 1, 2018: $7.6 Million » January 1, 2019: $16.9 Million • Audited financial statements for FY17 and unaudited 9 - months ended September 30, 2018 to be filed by March 8, 2019

13 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 13 Backlog Consolidated Backlog at 9/30/2018: $442.2 Million Defense Backlog at $366.3 Million $ 366.3M $ 75.9M Defense Commercial Defense 83% / Commercial 17% 1Q 2014 – 3Q 2018 $ 71.8M $ 370.4M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Funded 16% / Unfunded 84% $ 75.9M $ 366.3M $ 442.2M $50 $150 $250 $350 $450 Q2'14 Q4' 15 Q2'15 Q4'15 Q2'16 Q4'16 Q2'17 Q4'17 Q2'18 Backlog (Defense/Commercial) Commercial Defense Total Backlog $410.3 M $234.2 M $176.1 M

14 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 14 Bid Pipeline (11/07/18) Virtually all bids are at the Prime Contractor or Tier 1 level Defense opportunities are increasing Continued Diversification Across Product Categories 82% 18% Defense Commerical 14% 5% 61% 20% Kitting MRO Aerostructures Aerosystems

Near-Term Program Opportunities


AEROSTRUCTURES

- A-10 Wing Replacement Program (WRP)
- Various Black Hawk Components / Structural Repairs
- F-16 Aircraft Structures
- International Light Attack Fixed Wing Aircraft
- Unmanned Aerial Systems
- Business Aircraft Wing Structural Subassemblies


KITTING & SUPPLY CHAIN
MANAGEMENT

- Foreign Sales of F-16 Wing Components
- T-38 Trainer Upgrades
- Outer Wing Panel Kits Multi Year 2 Contract US Navy E-2D
- Wet Outer Wing Panel Kits for Japanese E-2D


AEROSYSTEMS

- Reconnaissance Pods
- Electronic Warfare Pods
- Advanced Antenna System Structural Housing
- Electronic Racks & Step Assemblies
- Door Lock Assemblies
- Weapons Pylons

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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16 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 16 T - X Trainer F - 16V (FMS) Northrop Grumman B - 21 Lockheed Martin F - 35 CH - 53K Helicopter SEASPARROW Missile Future Opportunities

Executive Leadership with Extensive Industry Expertise



Douglas McCrosson
President & CEO
- President & CEO since 2014; COO, 2010-2014; with CPI Aero since 2003
- Prior: Grumman Corp; Frisby Aerospace
- Appointed to Board of Governors of Aerospace Industries Association (January 2019)



Vincent Palazzolo
Chief Financial Officer
- CFO since 2004
- Prior: Audit Partner, Goldstein Golub Kessler LLP; Managing Director, American Express Tax and Business Services



Jay Mulhall
Vice President Business Development
- Joined CPI Aero in February, 2018
- Prior: Northrop Grumman Corporation – Sr. Director, Strategy & Business Development, Military Aircraft Systems (B-2, F-35, E-2D, JSTARS, Directed Energy Programs)



Nazz Palmerini
Vice President *Programs*
- VP since 2015; with CPI Aero since 2013
- Prior: GKN Aerospace – Sales, Business Development, Program Management



Ken Hauser
Vice President Global Supply Chain
- VP since 2013; with CPI Aero since 2011
- Prior: Northrop Grumman Corporation – Manufacturing/Operations, Global Supply Chain



Barry Fratello
Vice President Administration
- VP since 2014; with CPI Aero since 2012
- Prior: Grumman Corp.; Telephonics Corporation

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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18 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 18 Revenue Pre - tax Income Effective Tax Rate • $ 82.0M – $ 85.0M • $ 8.0M – $ 8.2M • 19% – 21% 2018 Financial Guidance (ASC 606 basis)* * Excludes contributions from acquisition of Welding Metallurgy Inc.

19 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 19 Conclusion • Stable, near - term business with meaningful, long - term growth opportunities • Defense market focus yielding large, diversified and growing backlog • Strong defense portfolio with good balance between modernization and readiness • Growing bid pipeline: ability to bid on larger and more complex programs due to investments in advanced technologies • 2018 and 2019 Defense budgets fund key CPI Aero programs • Bolt - on acquisitions offer path to additional growth opportunities

20 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 20 Financial Appendix

21 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 21 Recent Financial Highlights For the Three Months Ended September 30, 201 8 2017 (Unaudited) (Unaudited) Revenue $19.9 $20.7 Cost of sales 15.1 $15.8 Gross profit 4.8 4.9 Selling, general and administrative expenses 2.6 2.0 Income from operations 2.2 2.9 Income before provision for income taxes 1.6 2.5 Net income $1.3 $1.7 Income per common share – basic $0.15 $0.19 Income per common share – diluted $0.15 $0.19

22 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 22 ($ in Millions, except per share value) Balance Sheet Highlights As of September 30, 2018 Contract Assets $114.1 Total Debt 35.6 Shareholders’ Equity 78.8 Book Value, per share 8.8 Debt - to - Capital 0.45 Liquidity • $16.1 million raised (net) via public offering on October 19, 2018 • $40 million, 3 - year senior debt facility − $10 million term loan − $30 million revolving line - of - credit • Approximately $ 2.5 million available under credit facility as of September 30, 2018 ‒ October principal payments from October public offering increased availability to approximately $5.4 million.

23 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 23 Thank You CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com